Exhibit 99.1
STOCKHOLDER AGREEMENT
     This Stockholder Agreement (this “Agreement”) is made and entered into as of January 12, 2009, by and between The Medicines Company, a Delaware corporation (“Parent”), and the undersigned stockholder (“Stockholder”) of Targanta Therapeutics Corporation, a Delaware corporation (the “Company”).
RECITALS
     A. Concurrently with the execution and delivery hereof, Parent, Boxford Subsidiary Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), and the Company are entering into an Agreement and Plan of Merger of even date herewith (as it may be amended or supplemented from time to time pursuant to the terms thereof, the “Merger Agreement”), providing for, among other things, Purchaser to commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) followed by the subsequent merger of Purchaser with and into the Company with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger” and, together with the Offer, the “Proposed Transactions”), in each case, on the terms and subject to the conditions set forth in the Merger Agreement.
     B. Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of Company Common Stock indicated on the signature page of this Agreement.
     C. Stockholder desires to express its support for the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, by executing this Agreement.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:
     1. Certain Definitions.
          (a) Terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:
               “Constructive Sale” means with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risks of ownership.
               “Shares” means (i) all shares of Company Common Stock owned, beneficially or of record, by Stockholder as of the date hereof, and (ii) all additional shares of Company Common Stock or other capital stock of the Company acquired by Stockholder, beneficially or of record, during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (as such term is defined in Section 10 below).
               “Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession, by merger or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.
     2. Transfer and Voting Restrictions.
          (a) At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, Stockholder shall not, except as contemplated by the Offer or the Merger Agreement, Transfer any of the Shares, or discuss, negotiate, make an offer or enter into an agreement, commitment or other arrangement with respect thereto.
          (b) The Stockholder hereby irrevocably instructs the Company to implement the voting and transfer restrictions with respect to the Shares set forth in Section 7.10 of the Merger Agreement (a true and correct copy of which Section 7.10 is attached hereto as Schedule A). The Stockholder understands and agrees that the the Company will instruct the Company’s transfer agent to put stop transfer orders in effect on all of the Shares to implement such restrictions.
          (c) Except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, Stockholder will not commit any act that could restrict or affect Stockholder’s legal power, authority and right to tender into the Offer or vote all of the Shares then owned of record or beneficially by Stockholder or otherwise prevent or disable Stockholder from performing any of Stockholder’s obligations under this Agreement. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, Stockholder will not enter into any voting agreement with any person or entity with respect to any of the Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposit any of the Shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity limiting or affecting Stockholder’s legal power, authority or right to vote the Shares in favor of the adoption of the Merger Agreement and the approval of the Merger.
     3. Agreement to Tender Shares.
          (a) Stockholder hereby agrees that promptly after the commencement of the Offer, but in any event no later than 5:00 p.m. New York time on the third business day before the initially scheduled expiration of the Offer, Stockholder shall tender into the Offer all of the Shares. Stockholder shall not withdraw any of the Shares previously tendered into the Offer.
          (b) If Stockholder is the beneficial owner, but not the record holder, of the Shares, Stockholder agrees to take all actions necessary to cause the record holder and any nominees to tender into the Offer all of the Shares in accordance with Section 3(a).
     4. Agreement to Vote Shares.
          (a) Prior to the Expiration Date, at every meeting of the stockholders of the Company called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, Stockholder (in Stockholder’s capacity as such) shall appear at the meeting or otherwise cause the Shares to be present thereat for purposes of establishing a quorum and, to the extent not voted by the persons appointed as proxies pursuant to this Agreement, vote (i) in favor of the adoption of the Merger Agreement and the approval of the Merger, (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Proposed Transactions, (iii) against any Acquisition Proposal (other than the Proposed Transactions) and (iv) against any other action that is intended, or could reasonably be expected, to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of Stockholder under this Agreement or otherwise impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Proposed Transactions.
          (b) If Stockholder is the beneficial owner, but not the record holder, of the Shares, Stockholder agrees to take all actions necessary to cause the record holder and any nominees to vote all of the Shares in accordance with Section 4(a).
     5. Grant of Irrevocable Proxy.
          (a) Stockholder hereby irrevocably (to the fullest extent permitted by law) grants to, and appoints, Parent and each of its executive officers and any of them, in their capacities as officers of Parent (the “Grantees”), as Stockholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of Stockholder, to vote the Shares, to instruct nominees or record holders to vote the Shares, or grant a consent or approval in respect of such Shares in accordance with Section 4 hereof and, in the discretion of the Grantees with respect to any proposed adjournments or postponements of any meeting of Stockholders at which any of the matters described in Section 4 hereof is to be considered.
          (b) Stockholder represents that any proxies heretofore given in respect of the Shares that may still be in effect are not irrevocable, and such proxies are hereby revoked.
          (c) Stockholder hereby affirms that the irrevocable proxy set forth in this Section 5 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the General Corporation Law of the State of Delaware.
          (d) The Grantees may not exercise this irrevocable proxy on any other matter except as provided above. Stockholder may vote the Shares on all other matters.
          (e) Parent may terminate this proxy with respect to Stockholder at any time at its sole election by written notice provided to Stockholder.
     6. No Solicitation. Stockholder, in its capacity as a Stockholder, shall not directly or indirectly take any action, or permit any of its Affiliates to take any action, that would be inconsistent with Section 7.1 of the Merger Agreement as if Stockholder and its Affiliates were “Representatives” thereunder.
     7. Action in Stockholder Capacity Only. Stockholder makes no agreement or understanding herein as a director or officer of the Company. Stockholder signs solely in Stockholder’s capacity as a record holder and beneficial owner, as applicable, of the Shares, and nothing herein shall limit or affect any actions taken in Stockholder’s (or any designee of Stockholder’s) capacity as an officer or director of the Company.

     8. Representations and Warranties of Stockholder.
          (a) Stockholder hereby represents and warrants to Parent as follows: (i) Stockholder is the beneficial or record owner of the shares of Company Common Stock indicated on the signature page of this Agreement free and clear of all security interests, liens, claims, pledges, agreements, limitations in Stockholder’s voting rights, restrictions, options, commitments, charges or other encumbrances of any nature; (ii) Stockholder does not beneficially own any securities of the Company other than the shares of Company Common Stock and rights to purchase shares of Company Common Stock set forth on the signature page of this Agreement; (iii) Stockholder has all requisite power and authority to enter into this Agreement and perform its obligations hereunder and to grant the irrevocable proxy as set forth in Section 5; and (iv) this Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder enforceable against Stockholder in accordance with its terms. Stockholder agrees to notify Parent promptly of any additional shares of Company Common Stock or other capital stock of the Company of which Stockholder becomes the beneficial owner after the date of this Agreement.
          (b) As of the date hereof and for so long as this Agreement remains in effect (including as of the date of the Company Meeting, if any, which, for purposes of this Agreement, includes any adjournment or postponement thereof), except for this Agreement or as otherwise permitted by this Agreement, Stockholder has full legal power, authority and right to vote all of the Shares then owned of record or beneficially by Stockholder, in favor of the adoption of the Merger Agreement and the approval of the Merger without the consent or approval of, or any other action on the part of, any other person or entity (including, without limitation, any governmental entity). Without limiting the generality of the foregoing, Stockholder has not entered into any voting agreement (other than this Agreement) with any person with respect to any of the Shares, granted any person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust or entered into any arrangement or agreement with any person limiting or affecting Stockholder’s legal power, authority or right to vote the Shares on any matter.
          (c) The execution and delivery of this Agreement and the performance by Stockholder of Stockholder’s agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, require a consent or waiver under, constitute a change in control under, require the payment of a penalty under or result in the imposition of Liens on the Shares or Stockholder’s other assets under, any of the terms, conditions or provisions of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Stockholder is a party or by which Stockholder (or any of Stockholder’s assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect Stockholder’s ability to perform Stockholder’s obligations under this Agreement or render inaccurate any of the representations made by Stockholder herein.
          (d) No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity is required by or with respect to Stockholder in connection with the execution and delivery of this Agreement by Stockholder or performance by Stockholder of its obligations hereunder.
          (e) Except as disclosed pursuant to the Merger Agreement, no agent, broker, investment banker, financial advisor, finder, or other firm or person is or shall be entitled, as a result of any action, agreement, arrangement or commitment made by or on behalf of Stockholder, to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with this Agreement.

          (f) Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement and the representations and warranties of Stockholder contained herein.
     9. Confidentiality. Stockholder recognizes that successful consummation of the transactions contemplated by the Merger Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, and so that Parent may rely on the safe harbor provisions of Rule 100(b)(2)(ii) of Regulation FD, Stockholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than its counsel and advisors, if any) without the prior written consent of Parent, except for disclosures Stockholder’s counsel advises are necessary to fulfill any legal requirement, in which case Stockholder shall give notice of such disclosure to Parent as promptly as practicable so as to enable Parent to seek a protective order from a court of competent jurisdiction with respect thereto.
     10. Termination. This Agreement shall terminate and be of no further force or effect whatsoever as of the earlier of (a) such date and time as the Merger Agreement shall have been validly terminated pursuant to the terms of Article VIII thereof or (b) the Acceptance Time (the “Expiration Date”); provided, however, that (1) Sections 11(a), (b), (c), (d), (e), (f), (i), (k), (l), (m) and (n) shall survive any termination of this Agreement and (2) termination of this Agreement shall not relieve any party from liability for any breach of its obligations hereunder committed prior to such termination.
     11. Miscellaneous Provisions.
          (a) Amendments, Modifications and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing duly executed and delivered by Parent and Stockholder.
          (b) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof.
          (c) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.
          (d) Consent to Jurisdiction; Venue. Each of the parties hereto (i) consents to submit itself to the exclusive personal jurisdiction of the Delaware Court of Chancery, New Castle County, or if that court does not have jurisdiction, a federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transaction contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 11(l). Nothing in this Section 11(d), however, shall affect the right of any party to serve legal process in any other manner permitted by law.

          (e) WAIVER OF JURY TRIAL. EACH OF PARENT AND STOCKHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT OR STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.
          (f) Assignment and Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void, except that Parent may assign this Agreement to any direct or indirect wholly owned Subsidiary of Parent without the consent of the other parties hereto, provided that Parent shall remain liable for all of its obligations under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.
          (g) No Third Party Rights. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any other person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto.
          (h) Cooperation. For so long as this Agreement is in effect, Stockholder agrees not to take any action which would make any of Stockholder’s representations or warranties herein untrue or incorrect in any material respect or knowingly take any action that would have the effect of preventing or disabling it from performing its obligations under this Agreement. Stockholder agrees to cooperate fully with Parent and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Parent to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement. Stockholder hereby agrees that Parent and the Company may publish and disclose such Stockholder’s identity and ownership of Shares and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement and may further file this Agreement as an Exhibit to any filing made by Parent or the Company with the SEC relating to the Proposed Transactions.
          (i) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.
          (j) Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.
          (k) Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto acknowledge that Parent shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth in this Agreement. Accordingly, Parent shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.
          (l) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as follows: (i) if to Parent, to the address, e-mail address or facsimile provided in Section 10.2 of the Merger Agreement, including to the persons designated therein to receive copies; and (ii) if to Stockholder, to Stockholder’s address, e-mail address or facsimile shown below Stockholder’s signature on the last page hereof. Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other parties to this Agreement notice in the manner herein set forth.
          (m) Counterparts and Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission.
          (n) Headings. The headings contained in this Agreement are for are for the convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
          (o) Legal Representation. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.
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     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

THE MEDICINES COMPANY:	STOCKHOLDER:

By:	By:
Its:	Its:
Address:

Telephone:          (___) ____-________
Facsimile:           (___) ____-________
E-Mail Address:
Shares Beneficially Owned by Stockholder:
                                    shares of Company Common Stock
                                    Options to acquire Company Common Stock
                                    Warrants to acquire Company Common Stock
[Signature Page to Stockholder Agreement]